UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 2, 2018

Healthcare Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55201	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 4th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 2, 2018, Healthcare Trust, Inc. (the “Company”), through wholly owned subsidiaries of its operating partnership, Healthcare Trust Operating Partnership, L.P. (the “OP”), incurred approximately $64.2 million in aggregate additional indebtedness (the “Advance”) pursuant to its master credit facility agreement with Capital One Multifamily Finance, LLC (“Capital One”) dated as of October 31, 2016 (the “Fannie Mae Master Credit Facility”). Giving effect to the Advance, as of March 2, 2018, approximately $216.7 million was outstanding under the Fannie Mae Master Credit Facility. The material terms of the Fannie Mae Master Credit Facility are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2016 and incorporated by reference herein.

All of the $61.7 million of the net proceeds, after closing costs, of the Advance was used by the Company to prepay a portion of the indebtedness under Company’s loan agreement, dated as of December 28, 2017, with an affiliate of Capital One as administrative agent and lender (the “Bridge Loan”). The Advance occurred simultaneously with the addition of seven properties (the “Properties”) to the collateral pool securing the Fannie Mae Master Credit Facility in addition to five other seniors housing properties already included in the collateral pool. As previously disclosed, the Properties related to the portion of the Bridge Loan identified for refinancing through Fannie Mae’s Multifamily MBS program when the Company entered into the Bridge Loan. Following this prepayment, as of March 2, 2018, approximately $20.3 million was outstanding under the Bridge Loan. The material terms of Bridge Loan are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 4, 2018 and incorporated by reference herein.

The Advance bears interest at a rate of one-month LIBOR plus a 2.32% margin and matures on November 1, 2026. Monthly debt service payments on the Advance will be interest-only for forty-eight (48) months and principal and interest thereafter based on a 30-year amortization schedule. The Advance is prepayable in whole or in part after a one-year lockout period with a premium of 1% and, on or after July 31, 2026, without any premium.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE TRUST, INC.

Date: March 8, 2018	By:	/s/ Katie P. Kurtz
Katie P. Kurtz
Chief Financial Officer, Secretary and Treasurer